Gibraltar Reports Second Quarter 2026 Results
Continuing Operations Net Sales +65%; with Organic Growth +5% Driven By Residential
Continuing Operations EPS: GAAP $0.92, Adjusted $1.11
OmniMax integration on track; Reiterating full year 2026 guidance

Buffalo, New York, August 5, 2026 – Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the residential, agtech, and infrastructure markets, today reported its financial results for the three-month and six-month period ended June 30, 2026.
As a reminder, Gibraltar reclassified its Renewables business as discontinued operations on June 30, 2025. Subsequently, the electrical balance-of-systems (eBOS) and racking and foundations businesses were sold on February 20, and July 15, 2026, respectively, completing Gibraltar’s divestiture of Renewables.
“We delivered solid second quarter results with our Residential business driving good organic growth and participation gains in a flat-to-down market. Our building products business grew 12.7% organically - if you assume we owned OmniMax in Q2 2025, the combined business actually grew 15.5%, showing the strength of this combination in the marketplace. In line with our long-term strategic plan, our Residential business overall continues to become a larger part of our portfolio and represented 83% of total revenue in the quarter, with segment EBITDA margin improving sequentially 340 basis points to 19.0%. OmniMax integration continues to accelerate as our leadership team and integration management office drive our top 11 critical workstreams and synergy capture. We are also excited to announce we were recently awarded an additional 630 locations now making us the supplier of trims and flashings to more than 1,700 locations across the country for one of our customers – validating our ability to support our customers locally on a national basis with a value proposition that makes sense for them. We believe the addition of OmniMax to our product portfolio was instrumental in receiving this award,” stated Chairman and CEO Bill Bosway.
“Including a full quarter of OmniMax, total Gibraltar net sales increased 64.6% on organic growth of 5%, adjusted EBITDA increased 59.7%, and we delivered adjusted EPS of $1.11. As expected, we generated cash in our continuing operations during the quarter.”
Second Quarter 2026 Results from Continuing Operations

Three Months Ended June 30,
	2026	2025	Change
Net Sales	$509.5	$309.5	64.6%
Net Income	$27.3	$29.4	(7.1)%
Adjusted Net Income	$33.0	$33.6	(1.8)%
Adjusted EBITDA	$88.0	$55.1	59.7%
GAAP Earnings Per Share – Diluted	$0.92	$0.99	(7.1)%
Adjusted EPS – Diluted	$1.11	$1.13	(1.8)%

Net Sales
•Driven primarily by the OmniMax acquisition as well as by organic growth in Residential and Agtech segments
GAAP Income / EPS
•Includes pretax expenses of $5.8 million, or $0.15 per share, related to OmniMax acquisition integration and restructuring costs
Adjusted Net Income / EPS
•$33.0 million, or $1.11 per share, including the interest expense impact of $20.6 million
•Price management actions and participation gains offset ongoing commodity and fuel inflation primarily related to ongoing geopolitical issues
Adjusted measures are further described in the appended reconciliation of adjusted financial measures.

Second Quarter Segment Results

Residential

($Millions) Three Months Ended June 30,
	2026 GAAP	2025 GAAP	Change	2026 Adjusted	2025 Adjusted	Change
Net Sales	$425.9	$230.3	84.9%	$425.9	$230.3	84.9%
Operating Income	$60.5	$43.6	38.8%	$63.6	$45.0	41.3%
Operating Margin	14.2%	18.9%	(470) bps	14.9%	19.5%	(460) bps
EBITDA	N/A	N/A	N/A	$80.9	$48.8	65.8%
EBITDA Margin	N/A	N/A	N/A	19.0%	21.2%	(220) bps

Net Sales
•OmniMax and metal roofing acquisitions contributed $184 million offset by slowness in mail and package
•Building Products organic revenue increased 12.7% - if assumed OmniMax was owned in Q2 2025, the combined business grew 15.5%
•Driven by price/mix and participation gains that more than offset a flat-to-down market with new business in the Midwest, Northeast and Texas.
Operating Income / EBITDA
•Adjusted EBITDA margin expanded 340 basis points sequentially
•Executed price actions to offset ongoing commodity and fuel inflation
OmniMax Integration
•Integration management office executing 11 critical workstreams to drive integration and synergies
•Completed Phase 2 of organization optimization
•Raised synergy commitment an additional $3.2 million to $29.4 million with $17.0 million anticipated to be realized in full-year 2026

•Awarded national agreement to supply trims and flashings to over 600 locations – starting in Q4 – additional participation gains in Midwest, Northeast and Texas – demonstrating the power of a combined Gibraltar and OmniMax

Agtech

($Millions) Three Months Ended June 30,
	2026 GAAP	2025 GAAP	Change	2026 Adjusted	2025 Adjusted	Change
Net Sales	$58.8	$54.1	8.7%	$58.8	$54.1	8.7%
Operating Income	$5.9	$(0.5)	NMF	$5.9	$3.0	96.7%
Operating Margin	10.0%	(0.9)%	NMF	10.1%	5.6%	450 bps
EBITDA	N/A	N/A	N/A	$8.1	$5.1	58.8%
EBITDA Margin	N/A	N/A	N/A	13.8%	9.5%	430 bps

Net sales were driven by strength in structures and commercial greenhouse applications. Solid backlog of $66.2 million is down 34% with timing of projects later in the year compared to prior year. Strong quoting activity continues across end markets.
Adjusted operating and EBITDA margin driven by volume, business mix, and 80/20 operating initiatives.

Infrastructure

($Millions) Three Months Ended June 30,
	2026 GAAP	2025 GAAP	Change	2026 Adjusted	2025 Adjusted	Change
Net Sales	$24.9	$25.2	(1.2)%	$24.9	$25.2	(1.2)%
Operating Income	$5.8	$7.1	(18.3)%	$5.8	$7.1	(18.3)%
Operating Margin	23.5%	28.1%	(460) bps	23.5%	28.1%	(460) bps
EBITDA	N/A	N/A	N/A	$6.3	$7.9	(20.3)%
EBITDA Margin	N/A	N/A	N/A	25.4%	31.2%	(580) bps
Sales decreased $0.3 million related to customer project timing. Order backlog increased 2% with strong engineering bid / quoting activity. Margin was impacted by lower volume and product mix.

Balance Sheet and Cash Flow
Gibraltar’s policy with respect to cash allocation will be to keep a minimum amount of cash on hand, use the revolver as needed to fund seasonal working capital and pay down debt with excess cash flow.
During the quarter, Gibraltar generated $44.5 million from continuing operations; discontinued operations used $40.8 million in cash. Net debt on the balance sheet was $1.2 billion and revolving credit facility availability was $470 million at quarter-end.

Reiterating 2026 Outlook Range for Continuing Operations
Mr. Bosway added, “Despite the impact of the current macroeconomic and geopolitical environment and a slow Residential end market, we reiterate our full year 2026 outlook. We will continue to execute our 11 integration workstreams, implement synergy initiatives, and focus on participation gains with customers in our Residential business as we drive towards Residential representing an even larger part of the portfolio. The additional business we were recently awarded in our Residential segment demonstrates the power of a combined Gibraltar and OmniMax in the marketplace. We also expect Agtech and Infrastructure to deliver their respective plans for the second half of the year.”

For the Twelve Months Ended December 31,
	2026			2025
Net Sales (in billions)	$1.76	-	$1.83	$1.14
Adjusted EBITDA (in millions)	$310	-	$326	$185
Adjusted EBITDA Margin	17.6%	-	17.8%	16.3%
GAAP EPS – Diluted	$2.40	-	$2.80	$3.25
Adjusted EPS – Diluted	$3.65	-	$4.05	$3.92

Second Quarter 2026 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the second quarter of 2026. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call also may be accessed by dialing (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.
About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the residential, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements
Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the ability of Gibraltar to successfully integrate OmniMax and/or to achieve expected cost and operational synergies from the OmniMax transaction; tariffs and retaliatory tariffs imposed by the United States or other countries on imported goods, including raw materials used in the manufacturing of the

Company’s products; changes to economic conditions and customer demand for the Company’s products; the availability and pricing of principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, the loss of any key customers, adverse effects of inflation, the ability to continue to improve operating margins, the ability to generate order flow and sales and increase backlog; the ability to translate backlog into net sales, other general economic conditions and conditions in the particular markets in which we operate, changes in spending due to laws and government incentives, such as the Infrastructure Investment and Jobs Act, changes in customer demand and capital spending, competitive factors and pricing pressures, the ability to develop and launch new products in a cost-effective manner, the ability to realize synergies from newly acquired businesses, disruptions to IT systems, the impact of trade and regulation, rebates, credits and incentives and variations in government spending and ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding the company, we strongly advise you to read the section entitled “Risk Factors” in the most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of the website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures
To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release and its quarterly conference call, including adjusted net sales, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS), free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) and Adjusted EBITDA margin, each a non-GAAP financial measure. Unless otherwise indicated, the consolidated financial statements, disclosures and related information disclosed herein relate to the Company's continuing operations, which exclude its Renewables business which was classified as a discontinued operation as of June 30, 2025. The Company has recast prior period amounts to reflect discontinued operations. Adjusted net income, operating income and margin exclude special charges consisting of restructuring costs (primarily comprised of exit activities costs and impairment of assets associated with 80/20 simplification, lean initiatives and / or discontinued products), acquisition related costs (legal and consulting fees, and integration costs for recent business acquisitions), and portfolio management. These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA and Adjusted EBITDA margin further excludes interest, taxes, depreciation, amortization and stock compensation expense. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. Free cash flow is operating cash flow less capital expenditures and the related margin is free cash flow divided by net sales. The Company believes that the presentation of adjusted measures and free cash flow provides meaningful supplemental data to investors, as well as management, that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA and free cash flow are also useful measures of the Company’s ability to service debt and adjusted EBITDA is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and the Company’s presentation of non-GAAP financial measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items.
Reconciliations of non-GAAP measures related to full-year 2026 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.

Contact:
Alliance Advisors Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@allianceadvisors.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales	$509,547	$309,517	$865,834	$555,874
Cost of sales	377,470	221,682	654,886	398,186
Gross profit	132,077	87,835	210,948	157,688
Selling, general, and administrative expense	72,258	48,329	155,585	89,527
Operating income	59,819	39,506	55,363	68,161
Interest expense (income), net	20,965	354	33,989	(1,283)
Other expense (income), net	895	(105)	81	(29)
Income before taxes from continuing operations	37,959	39,257	21,293	69,473
Provision for income taxes	10,626	9,819	6,012	16,920
Income from continuing operations	27,333	29,438	15,281	52,553
Discontinued operations:
Loss before taxes from discontinued operations	(22,582)	(5,381)	(82,453)	(8,544)
Benefit of income taxes from discontinued operations	(3,439)	(1,947)	(7,892)	(3,114)
Loss from discontinued operations	(19,143)	(3,434)	(74,561)	(5,430)
Net income (loss)	$8,190	$26,004	$(59,280)	$47,123
Net earnings per share – Basic:
Income from continuing operations	$0.92	$0.99	$0.51	$1.75
Loss from discontinued operations	(0.64)	(0.12)	(2.50)	(0.18)
Net income (loss)	$0.28	$0.87	$(1.99)	$1.57
Weighted average shares outstanding – Basic	29,770	29,717	29,781	30,027
Net earnings per share – Diluted:
Income from continuing operations	$0.92	$0.99	$0.51	$1.74
Loss from discontinued operations	(0.64)	(0.12)	(2.50)	(0.18)
Net income (loss)	$0.28	$0.87	$(1.99)	$1.56
Weighted average shares outstanding – Diluted	29,809	29,806	29,835	30,133

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2026	December 31, 2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$15,147	$115,724
Trade receivables, net of allowance of $3,004 and $2,558, respectively	259,987	120,327
Costs in excess of billings, net	23,772	26,799
Inventories, net	268,010	116,770
Prepaid expenses and other current assets	74,430	56,904
Assets of discontinued operations	71,098	192,362
Total current assets	712,444	628,886
Property, plant, and equipment, net	190,518	130,456
Operating lease assets	164,046	55,355
Goodwill	939,052	415,032
Customer relationships, net	620,097	109,092
Other intangibles, net	140,721	34,464
Other assets	19,407	20,318
	$2,786,285	$1,393,603
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$210,672	$108,216
Accrued expenses	199,671	155,807
Billings in excess of costs	6,328	8,879
Liabilities of discontinued operations	72,304	93,120
Total current liabilities	488,975	366,022
Long-term debt	1,218,076	—
Deferred income taxes	12,936	5,116
Non-current operating lease liabilities	151,202	46,199
Other non-current liabilities	24,344	25,868
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares; 34,698 and 34,482 shares issued and outstanding, respectively	347	345
Additional paid-in capital	358,365	353,018
Retained earnings	772,183	831,463
Accumulated other comprehensive loss	(5,952)	(3,683)
Treasury stock, at cost; 5,015 and 4,935 shares, respectively	(234,191)	(230,745)
Total stockholders’ equity	890,752	950,398
	$2,786,285	$1,393,603

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2026	2025
Cash Flows from Operating Activities
Net (loss) income	$(59,280)	$47,123
Loss from discontinued operations	(74,561)	(5,430)
Income from continuing operations	15,281	52,553
Adjustments to reconcile income from continuing operations to net cash (used in) provided by operating activities:
Depreciation and amortization	35,718	16,100
Stock compensation expense	5,147	6,237
Provision for deferred income taxes	921	—
Other, net	4,071	442
Changes in operating assets and liabilities net of effects from acquisitions:
Trade receivables and costs in excess of billings	(90,134)	(25,240)
Inventories	(23,500)	(12,864)
Other current assets and other assets	(10,027)	(6,168)
Accounts payable	75,232	18,281
Accrued expenses and other non-current liabilities	(2,714)	(711)
Net cash provided by operating activities of continuing operations	9,995	48,630
Net cash (used in) provided by operating activities of discontinued operations	(47,397)	9,928
Net cash (used in) provided by operating activities	(37,402)	58,558
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	(1,339,657)	(192,946)
Purchases of property, plant, and equipment, net	(11,193)	(28,960)
Net proceeds from sale of business	—	352
Net cash used in investing activities of continuing operations	(1,350,850)	(221,554)
Net cash provided by (used in) investing activities of discontinued operations	74,944	(974)
Net cash used in investing activities	(1,275,906)	(222,528)
Cash Flows from Financing Activities
Proceeds from long-term debt	1,321,000	—
Long-term debt payments	(75,000)	—
Payment of debt issuance costs	(29,311)	—
Purchase of common stock at market prices	(3,928)	(62,499)
Net cash provided by (used in) financing activities	1,212,761	(62,499)
Effect of exchange rate changes on cash	(30)	280
Net decrease in cash and cash equivalents	(100,577)	(226,189)
Cash and cash equivalents at beginning of year	115,724	269,480
Cash and cash equivalents at end of period	$15,147	$43,291

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Three Months Ended June 30, 2026
	Income before taxes	Provision for income taxes	Net income from continuing operations	Net income from continuing operations per share - diluted
As Reported in GAAP Statements	$37,959	$10,626	$27,333	$0.92
Restructuring Charges (1)	2,268	624	1,644	0.06
Acquisition Related Costs (2)	3,902	(147)	4,049	0.13
Adjusted Financial Measures	$44,129	$11,103	$33,026	$1.11

	Residential	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	14.2%	10.0%	23.5%	n/a	11.7%
Restructuring Charges (1)	0.5%	—%	—%	n/a	0.4%
Acquisition Related Costs (2)	0.2%	—%	—%	n/a	0.8%
Adjusted Operating Margin	14.9%	10.1%	23.5%	n/a	13.0%

Income from Operations	$60,503	$5,907	$5,847	$(12,438)	$59,819
Restructuring Charges (1)	1,979	24	—	265	2,268
Acquisition Related Costs (2)	1,102	—	—	2,800	3,902
Adjusted Income from Operations	$63,584	$5,931	$5,847	$(9,373)	$65,989

Net Sales	$425,852	$58,832	$24,863	$—	$509,547

(1) Comprised primarily of exit activities costs
(2) Represents acquisition related expenses including due diligence and integration costs of recent business combinations

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Three Months Ended June 30, 2025
	Income before taxes	Provision for income taxes	Net income from continuing operations	Net income from continuing operations per share - diluted
As Reported in GAAP Statements	$39,257	$9,819	$29,438	$0.99
Restructuring Charges (1)	1,582	337	1,245	0.04
Acquisition Related Costs (2)	3,849	893	2,956	0.10
Adjusted Financial Measures	$44,688	$11,049	$33,639	$1.13

	Residential	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	18.9%	(0.9)%	28.1%	n/a	12.8%
Restructuring Charges (1)	0.5%	0.7%	—%	n/a	0.5%
Acquisition Related Costs (2)	—%	5.9%	—%	n/a	1.2%
Adjusted Operating Margin	19.5%	5.6%	28.1%	n/a	14.5%

Income from Operations	$43,611	$(494)	$7,083	$(10,694)	$39,506
Restructuring Charges (1)	1,218	364	—	—	1,582
Acquisition Related Costs (2)	132	3,170	—	547	3,849
Adjusted Income from Operations	$44,961	$3,040	$7,083	$(10,147)	$44,937

Net Sales	$230,258	$54,092	$25,167	$—	$309,517

(1) Comprised primarily of exit activities costs for discontinued products
(2) Represents acquisition related expenses including due diligence and integration costs of recent business combinations

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Six Months Ended June 30, 2026
	Income before taxes	Provision for income taxes	Net income from continuing operations	Net income from continuing operations per share - diluted
As Reported in GAAP Statements	$21,293	$6,012	$15,281	$0.51
Restructuring Charges (1)	4,578	1,259	3,319	0.11
Acquisition Related Costs (2)	36,543	8,619	27,924	0.94
Adjusted Financial Measures	$62,414	$15,890	$46,524	$1.56

	Residential	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	11.4%	8.1%	21.7%	n/a	6.4%
Restructuring Charges (1)	0.6%	0.1%	—%	n/a	0.5%
Acquisition Related Costs (2)	1.3%	0.1%	—%	n/a	4.2%
Adjusted Operating Margin	13.4%	8.3%	21.7%	n/a	11.2%

Income from Operations	$80,749	$9,234	$9,564	$(44,184)	$55,363
Restructuring Charges (1)	4,218	79	—	281	4,578
Acquisition Related Costs (2)	9,630	149	—	26,868	36,647
Adjusted Income from Operations	$94,597	$9,462	$9,564	$(17,035)	$96,588

Net Sales	$707,287	$114,462	$44,085	$—	$865,834

(1) Comprised primarily of exit activities costs
(2) Represents acquisition related expenses including due diligence and integration costs of recent business combinations

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Six Months Ended June 30, 2025
	Income before taxes	Provision for income taxes	Net income from continuing operations	Net income from continuing operations per share - diluted
As Reported in GAAP Statements	$69,473	$16,920	$52,553	$1.74
Restructuring Charges (1)	2,818	637	2,181	0.07
Acquisition Related Costs (2)	8,104	1,891	6,213	0.21
Adjusted Financial Measures	$80,395	$19,448	$60,947	$2.02

	Residential	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	18.3%	2.9%	26.5%	n/a	12.3%
Restructuring Charges (1)	0.6%	0.4%	—%	n/a	0.5%
Acquisition Related Costs (2)	—%	4.6%	—%	n/a	1.4%
Adjusted Operating Margin	18.9%	8.0%	26.5%	n/a	14.2%

Income from Operations	$74,871	$2,891	$12,341	$(21,942)	$68,161
Restructuring Charges (1)	2,355	432	—	31	2,818
Acquisition Related Costs (2)	132	4,589	—	3,394	8,115
Adjusted Income from Operations	$77,358	$7,912	$12,341	$(18,517)	$79,094

Net Sales	$410,252	$99,132	$46,490	$—	$555,874

(1) Comprised primarily of exit activities costs for discontinued products
(2) Represents acquisition related expenses including due diligence and integration costs of recent business combinations

GIBRALTAR INDUSTRIES, INC.
Reconciliation of GAAP and Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Year Ended December 31, 2025
	Income before taxes	Provision for income taxes	Net income from continuing operations	Net income from continuing operations per share - diluted
As Reported in GAAP Statements	$126,576	$29,020	$97,556	$3.25
Restructuring Charges (1)	8,318	1,988	6,330	0.22
Acquisition Related Costs (2) (3)	17,544	3,836	13,708	0.45
Adjusted Financial Measures	$152,438	$34,844	$117,594	$3.92

	Residential	Agtech	Infrastructure	Corporate	Consolidated
Operating Margin	16.6%	4.5%	23.9%	n/a	10.8%
Restructuring Charges (1)	0.9%	0.6%	—%	n/a	0.7%
Acquisition Related Costs (2)	—%	2.1%	—%	n/a	1.6%
Adjusted Operating Margin	17.6%	7.1%	23.9%	n/a	13.3%

Income from Operations	$137,195	$9,804	$22,042	$(46,290)	$122,751
Restructuring Charges (1)	7,034	1,253	—	31	8,318
Acquisition Related Costs (2)	669	4,580	—	14,521	19,770
Adjusted Income from Operations	$144,898	$15,637	$22,042	$(31,738)	$150,839

Net Sales	$824,079	$219,301	$92,121	$—	$1,135,501

(1) Comprised primarily of exit activities costs
(2) Represents acquisition related expenses including due diligence and integration costs of recent business combinations
(3) Includes one-time gain of $2.2M from an acquisition-related item

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Three Months Ended June 30, 2026
	Consolidated	Residential	Agtech	Infrastructure

Net Sales	$509,547	$425,852	$58,832	$24,863

Net Income from Continuing Operations	27,333
Provision for Income Taxes	10,626
Interest Expense	20,965
Other Expense	895
Operating Profit	59,819	60,503	5,907	5,847
Adjusted Measures*	6,170	3,081	24	—
Adjusted Operating Profit	65,989	63,584	5,931	5,847
Adjusted Operating Margin	13.0%	14.9%	10.1%	23.5%
Adjusted Other Expense	895	—	—	—
Depreciation & Amortization	19,815	16,456	1,996	389
Stock Compensation Expense	3,288	1,005	207	73
Less: SLT Related Stock Compensation Expense	(206)	(172)	—	—
Adjusted Stock Compensation Expense	3,082	833	207	73
Adjusted EBITDA	$87,991	$80,873	$8,134	$6,309

Adjusted EBITDA Margin	17.3%	19.0%	13.8%	25.4%

Cash Flow - Operating Activities	44,548
Purchase of PPE, Net	(5,196)
Free Cash Flow	39,352
Free Cash Flow - % of Net Sales	7.7%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Three Months Ended June 30, 2025
	Consolidated	Residential	Agtech	Infrastructure

Net Sales	$309,517	$230,258	$54,092	$25,167

Net Income from Continuing Operations	29,438
Provision for Income Taxes	9,819
Interest Expense	354
Other Income	(105)
Operating Profit	39,506	43,611	(494)	7,083
Adjusted Measures*	5,431	1,350	3,534	—
Adjusted Operating Profit	44,937	44,961	3,040	7,083
Adjusted Operating Margin	14.5%	19.5%	5.6%	28.1%
Adjusted Other Income	(105)	—	—	—
Depreciation & Amortization	9,294	3,239	4,539	699
Less: Acquisition-related amortization	(2,650)	—	(2,650)	—
Adjusted Depreciation & Amortization	6,644	3,239	1,889	699
Adjusted Stock Compensation Expense	3,377	621	187	76
Adjusted EBITDA	$55,063	$48,821	$5,116	$7,858

Adjusted EBITDA Margin	17.8%	21.2%	9.5%	31.2%

Cash Flow - Operating Activities	43,545
Purchase of PPE, Net	(18,203)
Free Cash Flow	25,342
Free Cash Flow - % of Net Sales	8.2%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Six Months Ended June 30, 2026
	Consolidated	Residential	Agtech	Infrastructure

Net Sales	$865,834	$707,287	$114,462	$44,085

Net Income from Continuing Operations	15,281
Provision for Income Taxes	6,012
Interest Expense	33,989
Other Expense	81
Operating Profit	55,363	80,749	9,234	9,564
Adjusted Measures*	41,225	13,848	228	—
Adjusted Operating Profit	96,588	94,597	9,462	9,564
Adjusted Operating Margin	11.2%	13.4%	8.3%	21.7%
Adjusted Other Expense	227	—	—	—
Depreciation & Amortization	35,718	28,585	4,084	1,102
Stock Compensation Expense	5,147	1,652	415	128
Less: SLT Related Stock Compensation Expense	(206)	(172)	—	—
Adjusted Stock Compensation Expense	4,941	1,480	415	128
Adjusted EBITDA	$137,020	$124,662	$13,961	$10,794

Adjusted EBITDA Margin	15.8%	17.6%	12.2%	24.5%

Cash Flow - Operating Activities	9,995
Purchase of PPE, Net	(11,193)
Free Cash Flow	(1,198)
Free Cash Flow - % of Adjusted Net Sales	(0.1)%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Six Months Ended June 30, 2025
	Consolidated	Residential	Agtech	Infrastructure

Net Sales	$555,874	$410,252	$99,132	$46,490

Net Income from Continuing Operations	52,553
Provision for Income Taxes	16,920
Interest Income	(1,283)
Other Income	(29)
Operating Profit	68,161	74,871	2,891	12,341
Adjusted Measures*	10,933	2,487	5,021	—
Adjusted Operating Profit	79,094	77,358	7,912	12,341
Adjusted Operating Margin	14.2%	18.9%	8.0%	26.5%
Adjusted Other Income	(18)	—	—	—
Depreciation & Amortization	16,100	5,766	7,299	1,400
Less: Acquisition-related amortization	(4,069)	—	(4,069)	—
Adjusted Depreciation & Amortization	12,031	5,766	3,230	1,400
Stock Compensation Expense	6,237	1,073	322	139
Less: SLT Related Stock Compensation Expense	(82)	—	—	—
Adjusted Stock Compensation Expense	6,155	1,073	322	139
Adjusted EBITDA	$97,298	$84,197	$11,464	$13,880

Adjusted EBITDA Margin	17.5%	20.5%	11.6%	29.9%

Cash Flow - Operating Activities	48,630
Purchase of PPE, Net	(28,960)
Free Cash Flow	19,670
Free Cash Flow - % of Net Sales	3.5%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Year Ended December 31, 2025
	Consolidated	Residential	Agtech	Infrastructure

Net Sales	$1,135,501	$824,079	$219,301	$92,121

Net Income from Continuing Operations	97,556
Provision for Income Taxes	29,020
Interest Income	(1,747)
Other Income	(2,078)
Operating Profit	122,751	137,195	9,804	22,042
Adjusted Measures*	28,088	7,703	5,833	—
Adjusted Operating Profit	150,839	144,898	15,637	22,042
Adjusted Operating Margin	13.3%	17.6%	7.1%	23.9%
Adjusted Other Expense	148	—	—	—
Depreciation & Amortization	29,849	13,351	10,368	2,845
Less: Acquisition-related amortization	(3,500)	—	(3,500)	—
Adjusted Depreciation & Amortization	26,349	13,351	6,868	2,845
Stock Compensation Expense	8,339	2,591	729	274
Less: SLT Related Stock Compensation Expense	(82)	—	—	—
Adjusted Stock Compensation Expense	8,257	2,591	729	274
Adjusted EBITDA	$185,297	$160,840	$23,234	$25,161

Adjusted EBITDA Margin	16.3%	19.5%	10.6%	27.3%

Cash Flow - Operating Activities	137,107
Purchase of PPE, Net	(46,130)
Free Cash Flow	90,977
Free Cash Flow - % of Net Sales	8.0%

*Adjusted Measures details are presented on the corresponding Reconciliation of GAAP and Adjusted Financial Measures